TRADING SOLUTIONS.COM, INC.
                    200 CAMINO AGUAJITO, SUITE 200
                          MONTEREY, CA  93940
                 PHONE 619-688-9308  FAX 619-688-9308

                              May 7, 2001


Mr. Ralph Moyal, President & CEO
Springland Beverages, Inc.
2 Rodeo Court
Toronto, Ontario
Canada, M2M 4M3
Tel:  (416) 512-2356
Fax:  (416) 223-7431


RE:   Proposed  Exchange  of  shares  of  Trading  Solutions.com,  Inc.
("Acquiror") for all of the outstanding shares of Springland Beverages, Inc. ("Acquiree")

Dear Mr. Moyal:

This letter will confirm the recent discussions we have had with you relative to the proposed exchange of shares of the common stock of Trading Solutions.com, Inc. ("Acquiror") for all of the issued and outstanding common stock of Springland Beverages, Inc. (Acquiree). The objective of our discussions has been the execution and consummation, as soon as feasible, of a formal agreement between Acquiror and Acquiree (the "Exchange Agreement") which, among other things, would provide for the various matters set forth below.

  1. Acquiror will acquire all of the issued and outstanding common stock of Acquiree from the shareholders of Acquiree in exchange for 15,542,500 shares of the $ 0.001 par value common stock of Acquiror ("Common Stock") which will be delivered upon the closing of this transaction (the "Closing" or "Closing Date"). Prior to closing Acquiree will have 602,772 outstanding warrants. Acquiror will issue 602,772 warrants that mirror the terms of Acquiree's warrants which will be delivered upon the closing of this transaction. You will need to provide us with the names and addresses of the shareholders as soon as possible. This transaction is intended to qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code such that the shares of Acquiror received by the shareholders of Acquiree will be received on a tax-free basis. The shares to be issued to Acquiree will be "restricted securities" as defined in Rule 144 under the Securities Act of 1933, and an appropriate legend will be placed on the certificates representing such shares, and stop transfer orders placed against them.


  2. The Acquiree is in the process of completing an acquisition of a multi-million dollar operating beverage company. The shares issued to the Acquiree shall be placed in an escrow account until this acquisition is completed. If the said acquisition is not completed the shares issued to Acquiree shall remain in escrow until the acquisition of a similar multi-million dollar operating beverage company is completed.

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  3.   At closing, Acquiror will have 2,861,000 shares of Acquiror Common
     Stock outstanding. After the closing of this transaction, there will be 18,403,500 total shares and 602,772 warrants outstanding. The new ownership will be:


ACQUIREE SHAREHOLDERS
          Ralph Moyal         15,000,000 shares
          Ralph's Associates     542,500 shares

ACQUIROR SHAREHOLDERS
          Natalie & Bob       2,460,000 shares

          Other shareholders    401,000 shares

               Total Shares: 18,403,500

               Warrants: 602,772

  4. Simultaneously with the closing, the authorized common shares shall be 50,000,000 shares.

  5. The current officers and directors of Acquiror will submit their resignation as officers and directors effective on the Closing Date.


  6. On the Closing Date, Acquiror will have the assets and no liabilities as set forth in its 12/31/00 interim Financial Statements, except for up to $15,000 in legal expenses for the preparation of the Exchange Agreement contemplated herein.


  7.   Other terms of the Exchange Agreement will include:


  a. Acquiror shall be in good standing in its state of domicile and shall not be in violation of any Federal or State securities or other laws governing it.


  b. Acquiror will be current in all of its filing requirements as to all tax, securities or other reports required under laws to which it is subject, and shall deliver copies of these reports to Acquiree along with copies of its past and current audited financial statements.

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

  c.     Acquiror   shall,  at  closing,  be  able  to  make  customary
     representations, including but not limited to, representations and warranties that it has no liabilities and that it is not a party to any litigation.


  d. The Acquiree Shareholders acknowledge that the shares of Acquiror, which they are receiving, may not be resold to the public except upon registration or upon compliance with the terms of Rule 144 and shall contain the appropriate restrictive legend.


  e. There shall be no change in the current outstanding capital structure of Acquiror including outstanding shares, options, warrants or related matters, except referred to herein.


  f. Acquiree shall be in good standing in its state of domicile and shall be duly qualified to do business as a foreign corporation in those jurisdictions, which require such qualification. Acquiree shall be free from any material pending or threatened litigation, claims, or contingent liabilities.


  g. Acquiree shall be current and in good standing with respect to all material contracts to which it is a party.


  h. The proposed transaction shall not violate any contract, agreement or arrangement to which Acquiree is a party.


  i. Acquiree shall designate all persons to be elected to the Board of Directors of Acquiror at closing subject to the Acquiror shareholders' approval, and any or all designates from the Acquiree shall not be unduly withheld or rejected from the Board of Directors. The name of Acquiror will be changed to Springland Beverages, Inc. or another suitable name.


  j. No officer, director or controlling shareholder of Acquiree shall have a criminal record, bankruptcy, SEC censure, disbarment, loss of his/her professional license or be under investigation for any of the above.


  k. Acquiree and Acquiror have engaged and will continue to engage legal counsels through the closing of this transaction.


  8. Acquiree agrees to cooperate in providing and explaining information with respect to the transaction contemplated herein. The information to be provided shall be sufficient to allow Acquiror to apprise its shareholders of the business of Acquiree in compliance with the requirements of the Federal Securities laws, as applicable.


  9. Prior to closing, Acquiree shall provide current year-end audited financial statements for its last three fiscal years or since inception (or two years or since inception if the company is deemed a Small Business Issuer),
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

  which have been prepared in accordance with generally accepted accounting principles ("GAAP") and in compliance with Regulation S-X as promulgated by the Securities and Exchange Commission. Acquiree shall also provide interim GAAP financial statements as required.


  10. As a condition to the Closing, Acquiror will obtain its shareholders' approval for the transaction.


  11. Acquiror shall submit to Acquiree, in advance of release, any proposed press release for its reasonable prior approval.


  12. Acquiree will take the necessary steps following closing to maintain a bulletin board and S&P listings.


  13. The parties hereto hereby agree to conduct their business in accordance with the ordinary, usual and normal course of business heretofore conducted by them. Thus, there may be no material adverse changes in the business of any of the companies from the date hereof through the closing of this transaction.


  14.  Acquiror  hereby  represents  that  it  only  has  one  type  of authorized capital stock, which is its $0.001 par value voting common stock. There are presently 20,000,000 shares of common stock authorized of which 2,861,000 shares are presently issued and outstanding. There are no, and at the closing there will be no outstanding: warrants, options, convertible securities or similar rights relative to capital stock except those referred to herein.


  15. Acquiror has not engaged any brokers or finders with respect to this transaction, and if Acquiree has or intends to use any broker or finder, Acquiree agrees to notify Acquiror in writing and Acquiree agrees to be responsible for any fees or other expenses of such broker or finder.


  16. All parties hereto agree to take whatever reasonable steps are required to facilitate the consummation of the transaction contemplated herein, including providing of information regarding the corporate parties hereto.


  17. Upon the signing of this Letter of Intent, Acquiror and Acquiree will provide to each other full access to their books and records and will furnish financial and operating data and such other information with respect to their business and assets as may reasonably be requested from time to time. If the proposed transaction is not consummated, all parties shall keep confidential any information (unless ascertainable from public findings or published information) obtained concerning the other's operations, assets and business.

  18. The Acquiree shall be satisfied with the results of all due diligence, searches and investigations with respect to the Acquiror.

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


  19. Robert A. Strahl and Natalie Shahvaran have consented to a lock up (leakage) agreement the terms of which will be finalized simultaneously with the Exchange Agreement.


  20. Upon the execution by you and return to us of this Letter of Intent, counsel for Acquiror will prepare an Exchange Agreement and the counsel for Acquiree will review the Exchange Agreement, which shall contain provisions in accord with this letter together with such further appropriate terms and conditions as legal counsel and the parties may mutually determine. The Exchange Agreement shall be subject to the approval of the respective shareholders and boards of directors of Acquiror and Acquiree.

  21. It is understood that the terms set forth in this letter may not constitute all of the major terms which will be included in the Exchange Agreement, that this letter is non-binding, and that the terms set forth herein are subject to further discussion and negotiation. This Letter of Intent will be null and void, if the proposed transaction has not been closed by June 8, 2001 or extended by both parties in writing.


If the foregoing accurately reflects our discussions, please execute and return the undersigned one copy of this letter.

 ACCEPTED AND AGREED TO MAY 24, 2001

TRADING SOLUTIONS.COM, INC.             SPRINGLAND BEVERAGES, INC.

By:/s/ Natalie Shahvaran                By:/s/ Ralph Moyal
Natalie Shahvaran, President & CEO      Ralph Moyal, President & CEO

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